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                          REGISTRATION RIGHTS AGREEMENT

               THIS AGREEMENT is made as of February 20, 1998, by and among Universal Compression Holdings, Inc., a Delaware corporation ("Holdings"), Castle Harlan Partners III, L.P., a Delaware limited partnership ("CHP"), each other person or entity signatory hereto (the "Co-Investors"), and each of the other Persons who becomes a party to this Agreement after the date hereof pursuant to Section 7.5 below (collectively, with CHP and the Co-Investors, the "Holders"). Certain capitalized terms used herein are defined in Section 6 below.

               WHEREAS, CHP and related accounts, funds and individuals (the "CHP Parties") and each of the Co-Investors have purchased shares (the "Purchased Shares") of Common Stock, $.01 par value per share, of Holdings (the "Common Stock"); and

               WHEREAS, in order to induce the Holders to purchase the Purchased Shares, Holdings has agreed to provide certain registration rights on the terms and subject to the conditions set forth herein;

               NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.      REGISTRATION UNDER THE SECURITIES ACT

        1.1    Demand Registrations.

               (a) Requests for Registration. Subject to Section 1.1(b) hereof, either (i) the CHP Parties or (ii) other Holders owning of record in the aggregate at least 25% of the Common Stock owned by such other Holders may at any time request registration under the Securities Act of all or any portion of its Registrable Securities on Form S-l or, if available, on Form S-2 or S-3 or any similar short-form registration. All registrations requested pursuant to this Section l.1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered; provided, however, that a request for an offering shall not qualify for a Demand Registration unless the market value of the Registrable Securities to be included is at least $5 million in the case of a non-underwritten offering and $20 million in the case of an underwritten offering. Within [20] days after receipt of any such request, Holdings shall give written notice of such requested registration to all other Holders of Registrable Securities and, subject to Section 1.1(d), shall include, without preference to the initiating Holders, in such registration all Registrable Securities with respect to which Holdings has received written requests for inclusion from the Holders therein within [20] days after the receipt of Holdings' notice.

               (b) Determination of Demand Registration. The CHP Parties shall be entitled to receive three and the other Holders shall be entitled to receive two Demand Registrations but, in



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each case, solely after the consummation of a Qualified IPO (as hereinafter defined) of Holdings' securities. A registration shall not count as one of the Demand Registrations until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the initiating Holders), and unless at least [75]% of the Registrable Securities requested to be included in such registration are registered; provided that in any event Holdings shall pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective.

               (c) Priority on Demand Registrations. Holdings shall not include in any Demand Registration any securities other than the Registrable Securities without the prior written consent of the initiating Holders. If a Demand Registration is an underwritten offering and the managing underwriters advise Holdings in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, Holdings shall include in such registration prior to the inclusion of any securities which are not Registrable Securities such Registrable Securities requested to be included by the Holders which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among such requesting Holders on the basis of the number of such Registrable Securities owned by each such requesting Holder. To the extent that any Holders are members of management of Holdings or any of its subsidiaries and the managing underwriters advise Holdings that the inclusion of their shares would impair the marketability of the offering, Holdings shall be entitled to refrain from including their shares in the registration and such Holders shall have no claims against Holdings with respect thereto.

               (d) Restrictions on Demand Registrations. Holdings shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration. Holdings may postpone for up to 180 consecutive days in any two-year period the filing or the effectiveness of a registration statement for a Demand Registration if Holdings determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by Holdings or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and Holdings shall pay all Registration Expenses in connection with such registration.

               (e) Selection of Underwriters. The Board of Directors of Holdings shall select the investment banker(s) and manager(s) to administer each Demand Registration, which banker(s) or manager(s), to the extent that Holdings will not sell securities therein, shall be subject to the reasonable approval of the Holders holding a majority of the Common Stock participating therein; provided, however, that any such banker(s) or manager(s) in which any participating Holder has a direct or indirect equity interest of 5% or more shall be subject to the approval of such Holder.

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        1.2.   Piggyback Registrations.

               (a) Right to Piggyback. Whenever Holdings proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), Holdings shall give prompt written notice to all Holders of its intention to effect such a registration and shall include, subject to Sections 1.2(b) and 1.2(c), in such registration all Registrable Securities with respect to which Holdings has received written requests for inclusion therein within twenty (20) days after Holdings' notice.

               (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of Holdings, and the managing underwriters advise Holdings in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, Holdings shall include in such registration (i) first, the securities Holdings proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata on the basis of the amount of Registrable Securities owned by each such requesting Holder, and (iii) third, other securities requested to be included in such registration, pro rata among other holders of such securities. To the extent that any Holders are members of management of Holdings or any of its subsidiaries and the managing underwriters advise Holdings that the inclusion of their shares would impair the marketability of the offering, Holdings shall be entitled to refrain from including their shares in the registration and such Holders shall have no claims against Holdings with respect thereto.

               (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders (other than the Holders) of Holdings securities, and the managing underwriters advise Holdings in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, Holdings shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration,
(ii) second, the securities Holdings proposes to sell, (iii) third, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of shares owned by each such requesting Holder, and (iv) fourth, other securities requested to be included in such registration, pro rata among other holders of such securities. To the extent that any Holders are members of management of Holdings or any of its subsidiaries and the managing underwriters advise Holdings that the inclusion of their shares would impair the marketability of the offering, Holdings shall be entitled to refrain from including their shares in the registration and such Holders shall have no claims against Holdings with respect thereto.


               (d) Selection of Underwriters. Holdings shall select the investment banker(s) and manager(s) to administer each Piggyback Registration.

        1.3 Registration Procedures. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, Holdings shall

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use its reasonable best efforts to effect the registration and the sale of such
Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Holdings shall as expeditiously as possible:

               (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities (and any post-effective amendment to such registration statement Holdings deems to be necessary) and use its reasonable best efforts to cause such registration statement to become effective and to comply with the provisions of the Securities Act applicable to it (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, Holdings shall furnish to each counsel for Holders of Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

               (b) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller (including, without limitation, the documentation referred to in Section 1.3(o) below);

               (c) keep the registration statement with respect to such Registrable Securities continuously effective in order to permit the prospectus forming a part thereof to be usable for the offer and sale of the Registrable Securities for a period of time not less than the earlier of: (i) 180 days after the date such registration statement is declared effective; and (ii) the date that all of the Registrable Securities covered by such registration statement have been sold pursuant to such registration statement;

               (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Holdings shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

               (e) notify each seller of such Registrable Securities and any underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act (i) when a registration statement or any post-effective amendment has become effective under the Securities Act, (ii) of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, Holdings shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a

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material fact or omit to state any fact necessary to make the statements therein not misleading, and (iii) of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any of the Registrable Securities included in such registration statement for sale in any jurisdiction;

               (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Holdings are then listed and, if not so listed, to be listed on a securities exchange or on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

               (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

               (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

               (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of Holdings, and cause Holdings' officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of Holdings' first full fiscal quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

               (k) permit any Holder of Registrable Securities which Holder is an underwriter or controlling person of Holdings, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to Holdings in writing, which in the reasonable judgment of such holder and its counsel should be included;

                                      -5-
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               (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, Holdings shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

               (m) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

               (n) obtain a cold comfort letter from Holdings' independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters; and

               (o) use reasonable efforts to cause certificates for the Registrable Securities covered by such registration statement to be delivered by the holders thereof to the underwriters in such denominations and registered in such names as the underwriters may request.

2.      Holdback Agreements.

        2.1 Each Holder of Registrable Securities hereby agrees to not effect any public sale or distribution (including sales pursuant to Rule 144 other than Rule 144(k)) of equity securities of Holdings, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten registered public offering of equity securities of Holdings or securities convertible or exchangeable into or exercisable for equity securities of Holdings (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree, and each such holder will deliver an undertaking to the managing underwriters (if requested) consistent with this covenant. No Holder shall be obligated to comply the provisions of this Section 2.1 more than two times in any 12-month period.

        2.2 Holdings (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use reasonable efforts to cause each holder of at least 5% of the outstanding Common Stock purchased from Holdings at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 other than Rule 144(k)) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree. Holdings shall not be obligated to comply the provisions of this Section 2.2 more than two times in any 12-month period.

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3.      Registration Expenses.

        3.1 All Registration Expenses shall be borne by Holdings. Also, Holdings shall be responsible for its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Holdings are then listed or on the NASD automated quotation system.

        3.2 In connection with each Demand Registration, Holdings shall reimburse the Holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Registrable Securities included in such registration. In connection with each Piggyback Registration, Holdings shall reimburse the Holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Registrable Securities included in such registration.

4.      Indemnification.

        4.1 Holdings agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Holdings by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Holdings has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, Holdings shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

        4.2 In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder shall furnish to Holdings in writing such information as Holdings reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify Holdings, its directors and officers and each Person who controls Holdings (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that any information or affidavit so furnished in writing by such Holder contains such untrue statement or omits a material fact required to be stated therein

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necessary to make the statements therein not misleading; provided that the obligation to indemnify shall be individual to each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

        4.3 Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

        4.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. If the indemnification provided under Section 4.1 or Section 4.2 this Agreement (other than as it relates to underwriters) is for any reason unavailable to, or insufficient to hold harmless, an indemnified party, then each indemnifying party shall contribute to the amount paid or payable to the indemnified party or parties an amount that is proportionate to reflect the relative fault of such indemnifying party on the one hand and the indemnified party or parties on the other.

5. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any customary underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (which shall be on the same terms for all Holders of Registrable Securities participating in such registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

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6.      Definitions.

               "Qualified IPO" means one or more public offerings of Common Stock, the aggregate proceeds of which (after underwriting discounts or commissions but before the expenses of the offering) are at least $50 million pursuant to a registration statement filed with, and declared effective by, the Securities Exchange Commission ("SEC"), upon the consummation of which the common stock is listed on a United States securities exchange or included in the NASDAQ Stock Market System, other than a registration on Form S-4 or S-8 (or its equivalent).

               "Person" means any individual, firm, partnership, corporation, trust, joint venture, limited liability company, association, joint stock company, unincorporated organization or any other entity or organization, including a governmental entity or any department, agency or political subdivision thereof.

               "Public Sale" means any sale of equity interests of Holdings to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

               "Registrable Securities" means (i) the Purchased Shares, (ii) any other shares of Common Stock issued as a dividend or other distribution on or as a result of a subdivision, combination or reclassification of any such shares of Common Stock; (iii) any other shares of Common Stock acquired by the Holders at any time; and (iv) any Common Stock issued to the Holders in any merger, consolidation or business combination involving Holdings.

               "Registration Expenses" means all expenses incident to Holdings' performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for Holdings and all independent certified public accountants, underwriters

(excluding discounts and commissions) and other Persons retained by Holdings and such other expenses payable by Holdings as provided herein.

               "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any successor statute.

               "Subsidiary" means, with respect to any Person, any company, partnership, limited liability company, association or other business entity of which at the time of such determination (i) if a company, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability

                                      -9-
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company, association or other business entity gains or losses or shall be or control any managing director or general partner of such partnership, limited liability company, association or other business entity.

7.      Miscellaneous.

        7.1 No Inconsistent Agreements. Holdings shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. Holdings shall also not grant more favorable registration rights to any party than those granted to the holders of Registrable Securities in this Agreement. At the date hereof, Holdings is not party to any registration rights agreement (other than this Agreement) relating to the capital stock of Holdings.

        7.2 Adjustments Affecting Registrable Securities. Holdings shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

        7.3 Specific Performance. The parties hereto acknowledge and agree that in the event of any breach of this Agreement, the non-breaching parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, or, in the event such courts shall not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

        7.4 Amendments and Waivers. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. No modification, amendment or waiver of any provision of this Agreement shall be effective against Holdings or the Holders of Registrable Securities except by a written agreement signed by each of Holdings, CHP and those Holders (other than the CHP Parties) holding a majority of the Common Stock of Holdings (excluding those held by the CHP Parties).

        7.5 Additional Parties. The Board of Directors of Holdings shall, subject to the prior written consent of CHP, be entitled, but not obligated, to allow any holder of shares of Common Stock and any holder of securities convertible into, exercisable or exchangeable for Common Stock to execute a counterpart to this Agreement and become a party hereto (each, an "Additional Party"), in which case the shares of Common Stock issued or issuable to any such Additional Party shall be deemed "Registrable Securities" for purposes of this Agreement.

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        7.6 Successors and Assigns. All covenants and agreements in this
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not including, without limitation, any Person which is the successor to Holdings.

        7.7 Severability. If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction or any foreign federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        7.8 Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

        7.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

        7.10 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

        7.11 Governing Law; Consent of Jurisdiction; Waiver of Jury Trial. This Registration Rights Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law or choice of law, except to the extent that the laws of Delaware regulate Holdings' issuance of securities. The parties hereto hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Registration Rights Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. To the extent permitted by applicable law, the parties hereto consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to such party at its address set forth in this Registration Rights Agreement (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Registration Rights Agreement.

        7.12 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, telecopied with confirmed receipt, sent by certified, registered, or express mail, postage prepaid, or sent by a national next-day delivery service. Such notice or other communication shall be sent to the Holder of Registrable Securities at the address indicated on Annex I hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party and shall be deemed given when so delivered personally or telecopied, or if mailed, 5 days after the date of mailing, or, if by national next-day delivery service, on the day after delivery to such service.

               IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

                                    UNIVERSAL COMPRESSION HOLDINGS, INC.


                                    By:  /s/ Ernie Danner
                                        ________________________________
                                         Name: Ernie Danner
                                         Title: Chief Financial Officer


                                    CASTLE HARLAN PARTNERS III, L.P.

                                    By:     Castle Harlan, Inc.
                                            Investment Manager


                                    By:  /s/ Howard Weiss
                                         ________________________________
                                         Name: Howard Weiss
                                         Title:

                                     /s/ Samuel Urcis
                                    ____________________________________
                                    SAMUEL URCIS


                                    CASTLE AFFILIATED PARTIES:

                                    BRANFORD CASTLE HOLDINGS, INC.

                                    By:  /s/ John K. Castle
                                        _______________________________
                                         Name:
                                         Title:

                                    CASTLE HARLAN OFFSHORE PARTNERS III, L.P.

                                    By:   /s/ Howard Weiss
                                         _______________________________
                                         Name:
                                         Title:

                                    CASTLE HARLAN AFFILIATES III, L.P.

                                    By:   /s/ Howard Weiss
                                         _______________________________
                                         Name:
                                         Title:

                                    FROGMORE FORUM FAMILY FUND L.L.C.

                                    By:   /s/ Howard Weiss
                                         _______________________________
                                         Name:
                                         Title:

                                     /s/ Leonard M. Harlan
                                    ____________________________________
                                    LEONARD M. HARLAN

                                    CO-INVESTORS:


                                    MELLON BANK, N.A., AS TRUSTEE FOR THE BELL
                                    ATLANTIC MASTER TRUST, AS DIRECTED BY
                                    BELL ATLANTIC CORPORATION


                                    By:   /s/ Bernadette Rist
                                         _______________________________
                                         Name: /s/ Bernadette Rist
                                         Title: Authorized Signature


                                    FIRST UNION CAPITAL PARTNERS, INC.


                                    By:   /s/ James C. Cook
                                         _______________________________
                                         Name: James C. Cook
                                         Title: Senior Vice President


                                    BT CAPITAL PARTNERS, INC.


                                    By:  /s/ Michael J. Batal, III
                                        _______________________________
                                         Name: Michael J. Batal
                                         Title: Managing Director


                                    WILMINGTON TRUST, AS TRUSTEE OF DU PONT
                                    PENSION TRUST


                                    By:  /s/ Mary Alice Snyder
                                        _______________________________
                                         Name: Mary Alice Snyder
                                         Title: Vice President


                                    BROWN UNIVERSITY THIRD CENTURY FUND


                                    By:   /s/ Marvyn Carton
                                         _______________________________
                                         Name: Marvyn Carton
                                         Title: Vice Chairman

                                    MANAGEMENT STOCKHOLDERS:

                                     /s/ Steven Snider
                                    ____________________________________
                                    STEVEN SNIDER

                                     /s/ Ernie Danner
                                    ____________________________________
                                    ERNIE DANNER

                                     /s/ Thomas Hartford
                                    ____________________________________
                                    THOMAS HARTFORD


                                    ____________________________________
                                    NEWTON SCHNOOR


                                    ____________________________________
                                    ROBERT RYAN

                                     ANNEX I


                  NAME                                           ADDRESS
                  ----                                           -------
Universal Compression Holdings, Inc.             c/o Castle Harlan Partners III, L.P.
                                                 150 East 58th Street
                                                 37th Floor
                                                 New York, NY 10155
                                                 Attention:  Jeffrey M. Siegal


Castle Harlan Partners III, L.P.                 c/o Castle Harlan Partners III, L.P.
                                                 150 East 58th Street
                                                 37th Floor
                                                 New York, NY 10155
                                                 Attention:  Jeffrey M. Siegal

                                                 with a copy to:

                                                 Schulte Roth & Zabel LLP
                                                 900 Third Avenue
                                                 New York, NY 10022
                                                 Attention:  Andre Weiss, Esq.

Samuel Urcis                                     1160 Marilyn Drive
                                                 Beverly Hills, CA 90210

Branford Castle Holdings, Inc.                   c/o Castle Harlan, Inc.
                                                 150 East 58th Street
                                                 New York, NY 10155
                                                 Attention:  Jeffrey M. Siegal

Castle Harlan Offshore Partners III, L.P.        c/o Castle Harlan, Inc.
                                                 150 East 58th Street
                                                 New York, NY 10155
                                                 Attention:  Jeffrey M. Siegal

Castle Harlan Affiliates III, L.P.               c/o Castle Harlan, Inc.
                                                 150 East 58th Street
                                                 New York, NY 10155
                                                 Attention:  Jeffrey M. Siegal

Frogmore Forum Family Fund L.L.C.                c/o Castle Harlan, Inc.
                                                 150 East 58th Street
                                                 New York, NY 10155
                                                 Attention:  Jeffrey M. Siegal

Leonard M. Harlan                                c/o Castle Harlan, Inc.
                                                 150 East 58th Street
                                                 New York, NY 10155


Mellon Bank, N.A., as Trustee for the Bell       One Mellon Bank Center
Atlantic Master Trust                            Room 3346
                                                 Pittsburgh, PA 15258-0001
                                                 Attention:  Robert F. Sass

                                                 with a copy to:

                                                 Bell Atlantic Management Company
                                                 200 Park Avenue
                                                 New York, NY 10166
                                                 Attention:  A. Jay Baldwin, Conrad  A.
                                                 Francis and Bruce Francese, Esq.

                                                 Ropes & Gray
                                                 One International Place
                                                 Boston, MA 02110
                                                 Attention:  Arthur G. Siler, Esq.


First Union Capital Partners, Inc.               One First Union Center
                                                 301 South College Street
                                                 Charlotte, NC 28288
                                                 Attention:  James C. Cook


BT Capital Partners, Inc.                        Mail Stop 2255
                                                 130 Liberty Street
                                                 New York, NY 10006
                                                 Attention:  Gregory Chiate

Wilmington Trust, as Trustee for the Du Pont     Du Pont Pension Fund Investments
Pension Trust                                    Delaware Corporate Center
                                                 1 Righter Parkway
                                                 Wilmington, DE 19803
                                                 Attention:  John Wolak

Brown University Third Century Fund              164 Angell Street
                                                 Box C
                                                 Providence, RI 02912
                                                 Attention: James Kilpatrick

Stephen Snider                                   c/o Universal Compression, Inc.
                                                 4430 Brittmoore
                                                 Houston, TX

Ernie Danner                                     c/o Universal Compression, Inc.
                                                 4430 Brittmoore
                                                 Houston, TX 77041

Thomas Hartford                                  c/o Universal Compression, Inc.
                                                 4430 Brittmoore
                                                 Houston, TX 77041

Newton Schnoor                                   c/o Universal Compression, Inc.
                                                 4430 Brittmoore
                                                 Houston, TX 77041

Robert Ryan                                      c/o Universal Compression, Inc.
                                                 4430 Brittmoore
                                                 Houston, TX 77041